CONSENT TO BE NAMED IN REGISTRATION STATEMENT


         I, Ben-Zion Weiner, do hereby consent, pursuant to Rule 438 of the Securities Act of 1933, as amended (the "Act") to be named in the Registration Statement on Form S-4 under the Act for Sensar Corporation (SEC File No. 333-34298) as a director of the combined company following the closing of the merger between Sensar Corporation and Net2Wireless Corporation.

                                                   /s/ Ben-Zion Weiner
                                                   ------------------------
                                                   Ben-Zion Weiner